EXHIBIT 10.16
Loan Number 10004868054
GUARANTY
THIS GUARANTY (“Guaranty”) is made and entered into as of this 12th day of November, 2008, by PURE EARTH, INC., a Delaware corporation (the “Guarantor”), in favor of SUSQUEHANNA BANK, a Pennsylvania chartered bank (the “Bank”) to secure the obligations of CASIE ECOLOGY OIL SALVAGE, INC., a New Jersey corporation, MIDATLANTIC RECYCLING TECHNOLOGIES, INC., a Delaware corporation, and REZULTZ, INCORPORATED, a New Jersey corporation (collectively hereinafter “Borrower”).
BACKGROUND
A. The Borrower has on or about the date hereof entered into loan documents with Bank evidencing a Term Mortgage Loan in the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00) (the “Loan”), made by Bank to Borrower pursuant to a certain Term Loan Note of even date herewith (the “Note”), and more particularly described in that certain Term Loan Agreement of even date herewith between Borrower and Bank (the “Loan Agreement”).
B. As a condition to entering into the Note and Loan Agreement and making the Loan, the Bank has requested additional credit support and the Guarantor has agreed to execute and deliver to the Bank an instrument guaranteeing the Obligations of the Borrower under the Loan Agreement, the Note, and the other loan documents referred to in the Loan Agreement (collectively the “Loan Documents”).
C. The Guarantor has determined that the extension of credit to the Borrower under the Loan Agreement directly benefits, and that its execution, delivery and performance of this Guaranty is within the business purposes and in the best interests of, the Guarantor and has offered this Guaranty to induce the Bank to provide the Loan to Borrower.
D. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

COVENANTS
NOW, THEREFORE, incorporating the Background Section herein, in consideration of the undertakings of the Bank pursuant to the Loan Agreement and intending to be legally bound, Guarantor hereby agrees as follows:
Section 1. Guaranty. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as a surety for prompt payment of the following obligations and liabilities (hereinafter collectively referred to as the “Obligations”):
(a) any and all indebtedness of the Borrower to the Bank in connection with the Loan Documents, as and when due and payable, whether by acceleration or otherwise of all amounts now or hereafter owing by the Borrower in connection with the Loan Agreement, the Note, and the other Loan Documents, whether for principal of or interest on (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding) the Loan, and the due performance and observance by the Borrower of its other Obligations now or hereafter existing in respect of any of the Loan Documents and any renewals, extensions and modifications thereof; and
(b) any and all indebtedness of the Borrower to the Bank in connection with the Environmental Indemnification Agreement between Borrower and Bank, dated of even date herewith, as and when due and payable, whether by acceleration or otherwise of all amounts now or hereafter owing by the Borrower, and any renewals, extensions and modifications thereof, and Guarantor hereby agrees that the representations, warranties and covenants herein shall survive the payment of the indebtedness to Bank and the satisfaction and release of any mortgage and shall not be affected by Lender’s acquisition of any interest in the property, whether by foreclosure or otherwise;
(c) any and all reasonable expenses, including, without limitation, reasonable arbitration, attorneys’ and experts’ fees and expenses, incurred by the Bank in enforcing its rights under this Guaranty whether incurred without the commencement of a suit, in any suit, arbitration or administrative proceeding or in any appellate or bankruptcy proceeding.
Section 2. Guarantor’s Obligations Unconditional.
(a) The Guarantor hereby guarantees that the Obligations will be paid in accordance with the terms of the Loan Documents. The liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any such Loan Document or any agreement or instrument relating thereto, including, without limitation, the lack of validity or enforceability of all or any portion of the liens or security interests granted thereby; (ii) any change in the time, manner or place of payment of, or in any other non-material term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any non-material departure from the terms of any such Loan Document; (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from the terms of any other guaranty for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor or obligor in respect of the Obligations or the Guarantor in respect hereof; or (v) the absence of any action on the part of the Bank to obtain payment of the Obligations from the Borrower or from the Guarantor or from any other guarantor or obligor.

(b) This Guaranty (i) is a continuing and unconditional guarantee of payment and performance and not of collection and shall remain in full force and effect until the later to occur of (x) all of the Obligations and other expenses guaranteed pursuant to Section 1 hereof have been paid in full and (y) no further Loans are available under the Loan Documents; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned or disgorged by the Bank upon the insolvency, bankruptcy or reorganization of either the Borrower or the Guarantor or otherwise, all as though such rescinded, avoided or voided payment had not been made, and notwithstanding any action or failure to act on the part of the Bank in reliance on such payment.
Section 3. Waivers. The Guarantor hereby waives (i) promptness and diligence; (ii) notice of the incurrence of any Obligation by the Borrower; (iii) notice of any non-material actions taken by the Bank or the Borrower under any Loan Document or any other agreement or instrument relating thereto; (iv) acceptance of this Guaranty and reliance thereon by the Bank; (v) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder or of any other guarantor, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Guarantor of its obligations hereunder; (vi) any requirement that the Bank protect, secure, perfect or insure any security interest or lien or any property constituting Collateral or exhaust any right or take any action against the Borrower, the Guarantor, any other person or any Collateral; and (vii) notice of any election by the Bank to sell any of the property constituting Collateral mortgaged, assigned or pledged as security for any of the Obligations at a public or private sale. In general and without limitation, the Guarantor waives all legal and equitable defenses, including all defenses based on suretyship and impairment of collateral.
Section 4. Subrogation and Similar Rights. The Guarantor will not exercise any rights which it may acquire by way of subrogation, indemnification or contribution, by reason of any payment made by it hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full and until such time, any such rights against the Borrower shall be fully subordinate in lien and payment to any claim which the Bank now or hereafter has against the Borrower. If any amount shall be paid to the Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of the Bank, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Bank to be applied in whole or in part by the Bank against the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement. If the Guarantor shall make payment to the Bank of all or any portion of the Obligations and all of the Obligations shall be paid in full, the Bank will, at the written request of the Guarantor, execute and deliver to the Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor, such subrogation to be fully subject and subordinate, however, to the Bank’s right to collect any other amounts which may be due to the Bank by the Borrower.

Section 5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:
(a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty.
(b) The execution, delivery and performance by the Guarantor of this Guaranty are within its corporate power, have been duly authorized by all necessary corporate action, do not and will not contravene (x) any law or governmental regulation (y) its certificate of incorporation and by-laws or (z) upon receipt of the consent of Wells Fargo Bank, N.A., any contractual restriction binding on or affecting the Guarantor or any of its property, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.
(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty.
(d) This Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.
(e) There is no action, suit, proceeding or investigation pending or, to its actual knowledge, threatened against or otherwise affecting the Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which is likely to materially and adversely affect the Guarantor’s ability to perform its obligations hereunder and Guarantor is not in violation in any material respect of any applicable statute, rule, order or regulation of any governmental body, the failure of compliance with which would materially and adversely affect the Guarantor’s ability to perform its obligations hereunder.
(f) The Historical Financial Statements which have been furnished to the Bank and each financial statement of the Guarantor that shall be furnished in the future to the Bank presents fairly the financial position of Guarantor as at the date thereof and its results of operations for the period covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis, and since such date, there has been no material adverse change in Guarantor’s financial condition or results of operations except as disclosed to the Bank in writing prior to the date hereof.
(g) Guarantor has relied upon Guarantor’s own due diligence in making an independent appraisal of Borrower, Borrower’s business affairs and financial condition, and any collateral. Guarantor has not relied upon and will not hereafter rely upon Bank for information regarding Borrower or any collateral.

Section 6. Notices. Every notice and communication under this Guaranty shall be in writing and shall be given by any of (i) hand-delivery, (ii) reliable overnight commercial courier (charges prepaid), or (iii) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (i) and (ii) of this sentence, to the following addresses:
To the Guarantor as follows:
Pure Earth, Inc.
One Neshaminy Interplex, Suite 201
Trevose, PA 19053
Attention: Brent Kopenhaver, Chairman and CFO
Facsimile No. 215-639-8756
With a copy to:
Gary P. Scharmett, Esquire
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098
Facsimile No. 215-564-8120
If to the Bank:
Susquehanna Bank
Two Aquarium Drive
Camden, NJ 08103
Attention: Hugh J. Arbuthnot
Facsimile No. 856-756-7825
With a copy to:
Capehart Scatchard
8000 Midlantic Dr., Suite 300S
Mount Laurel, NJ 08054
Attention: Peter S. Bejsiuk
Facsimile No. 856-235-2786
Notice by hand delivery shall be deemed to have been given and received upon delivery. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice given by telecopy or other means of electronic transmission shall be deemed to have been given and received when sent. A party may change its address by giving written notice to the other party.

Section 7. Reports and Financial Information. The Guarantor shall furnish to the Bank:
(a) Within one hundred twenty (120) calendar days after the end of each fiscal year of the Guarantor, the annual financial statement of the Guarantor consisting of a balance sheet, statement of income and retained earnings, statement of shareholders’ equity and statement of cash flows for the fiscal year then ended, which shall present fairly the Guarantor’s financial position and the results of its operations and cash flows during such year, prepared in conformity with generally accepted accounting principles, on a basis consistent with that of the preceding fiscal year, and shall be certified by the Guarantor to the effect that such financial statements present fairly the Guarantor’s financial position at the close of such year and the results of its operations and cash flows, in accordance with generally accepted accounting principles. Guarantor may satisfy the foregoing requirements by delivering to the Bank within thirty (30) days after the filing thereof with the Securities and Exchange Commission, a true and correct copy of Guarantor’s Annual Report on Form 10-K.
(b) Within 10 business days after the delivery to the Internal Revenue Service of each corporate federal income tax return for the Guarantor, a true and correct copy of each such return. In the event that Guarantor files an extension of time for filing the tax return, a copy of the request for extension shall be delivered to the Bank within thirty (30) days of the filing of the extension request. In the event the extension is granted, the time within which the tax return is to be delivered to the Bank by the Guarantor shall be extended accordingly.
(c) From time to time, such other information in the Guarantor’s possession or control as the Bank may reasonably request.
Section 8. Financial Covenant. At all times, the Guarantor shall, on a consolidated basis, maintain a maximum Leverage Ratio of 4.0 to 1.0, measured annually at the end of each fiscal year of Guarantor, commencing with the fiscal year ending on December 31, 2009, and December 31 of each subsequent year. Leverage Ratio is defined as the Guarantor’s Total Liabilities divided by Guarantor’s Total Net Worth plus non-cash adjustments to intangible assets, with all terms defined under Generally Accepted Accounting Principles (“GAAP”). The Guarantor shall base its calculations on its consolidated financial statements, as audited by a certified public accountant (“CPA”).
Section 9. Miscellaneous.
(a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in same day immediately available funds to the Bank at its address as set forth in the Loan Agreement.
(b) This Guaranty contains the entire agreement of the parties hereto with respect to the subject matter hereof. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Bank, and no waiver of any provision of this Guaranty, and no waiver or consent to any departure by the Guarantor herefrom, shall be effective unless it is in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(c) No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder or under any other Loan Document or any right against any other guarantor of the Obligations shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Bank provided herein and in the other Loan Documents, and in any instrument signed by any other guarantor of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Bank under any of the Loan Documents, under this Guaranty and under any other guaranty of the Obligations against any party thereto are not conditional or contingent upon any attempt by the Bank to exercise any of its rights under any other Loan Document, under this Guaranty or under any other guaranty of the Obligations against any such party or against any other person.

(d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof or thereof, all of which shall be liberally construed in favor of the Bank in order to effect the provisions hereof.
(e) The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which the Guarantor may now or hereafter have against the Borrower or the Bank, except payment of the Obligations.
(f) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (ii), the Bank may assign or otherwise transfer any Note held by it, and the Bank may assign or otherwise transfer its rights under any other Loan Document or under any other guaranty of the Obligations to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to the Bank, herein or otherwise. Notwithstanding the foregoing clause (f)(i), none of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Bank.
(g) This Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without reference to conflicts or choice of law principles thereof.
(h) The Guarantor agrees that any action or proceeding against the Guarantor to enforce, or arising out of, this Guaranty may be commenced in state or federal court in any county in the State of New Jersey in which the Bank has an office, or in any other location where the Guarantor or any of its property is located, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with Section 6 hereof.
(i) The paragraph headings used herein are for convenience only and do not affect or modify the terms and conditions hereof.

Section 10. Judicial Proceedings. Each party to this Guaranty agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Guarantor or the Bank, or any of their successors or assigns, on or with respect to this Guaranty or the dealings of the Guarantor or the Bank with respect hereto, shall be tried only by a court and not by a jury. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS GUARANTY.
Section 11. Indemnity. The Guarantor agrees to indemnify each of the Bank, its directors, officers and employees and each legal entity, if any, who controls the Bank (the “Indemnified Party”) and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against Indemnified Party as a result of the execution of or performance under this Guaranty, provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses to the extent attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such claim.
Section 12. Interpretation. In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or,” the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
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GUARANTOR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS GUARANTY INCLUDING, WITHOUT LIMITATION, THE WAIVER OF JURY TRIAL CLAUSES AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY AND APPROPRIATE
IN WITNESS WHEREOF, the undersigned hereto, intending to create an instrument under seal, has duly executed this Guaranty the day and year aforesaid and has affixed his/her/its respective seal or has adopted as his/her/its own the seal typed next to its own respective signature with the intent to be legally bound hereby as of the day and year first above written.

GUARANTOR:

PURE EARTH, INC.

By:	/s/ Brent Kopenhaver	(SEAL)
Brent Kopenhaver, Executive Vice President,
Chairman and Chief Financial Officer